                              THE INDIA FUND, INC.

                                                               February 12, 1996

DEAR FUND SHAREHOLDER:

We are pleased to present you with the audited financial statements of The India Fund, Inc. (the "Fund") for its second fiscal year ended December 31, 1995.

The past year was a difficult period for the Indian market as evidenced by the fact that the Dollex, an index of two hundred Indian companies in U.S. dollar terms, declined by over 36%. Despite continued positive corporate earnings growth, downward pressure resulted from several factors including tightened monetary conditions, a weakening rupee, continuing political uncertainty, several political scandals and, for most of the year, overall negative emerging market sentiment.

While the Fund has experienced significant volatility during the past year, we are optimistic that the Indian market will have a much stronger 1996. General elections expected to occur in April should provide some relief from India's ongoing political uncertainties, allowing government officials to refocus attention on the Indian economy, rather than on politics. Despite the Indian market's volatility, corporate earnings grew 45% for the year ended March 1995 and are expected to continue the strong trend and grow 46% for the year ending March 1996. Also, the government has been successful in reducing inflation. Finally, since the beginning of the year, general investor sentiment towards the emerging markets has dramatically improved and should provide a boost to the Indian market.

Over the past six months, the Fund has continued to provide investors with broad exposure to India, investing in 231 securities in 32 industries. To provide you with a macroeconomic perspective as well as further insight as to why the Fund is invested in particular sectors and securities within the Indian market, the Investment Adviser has provided its views about the Indian economy as well as descriptions of the Fund's key sectors and top equity holdings.

The Fund's net asset value is calculated weekly and is published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's net asset value is also published in The New York Times on Mondays and in Barron's on Saturdays. The Fund is listed on the New York Stock Exchange, ticker symbol "IFN."

We thank you for your participation in the Fund. If you have any questions or would like updates on the Fund, please call our toll-free number at 1-800-421-4777. This number also provides callers with a recorded monthly update that reviews the markets in which the Fund invests as well as specific details about the Fund, its portfolio, and performance.
                                              Sincerely,

                                              ALAN RAPPAPORT

                                              ALAN RAPPAPORT
                                              CHAIRMAN

REPORT OF THE INVESTMENT ADVISER

OVERVIEW

During 1995, India was dominated by politics and tight monetary policy, both of which contributed to equity markets dropping in value through much of the year. As general elections, to be held in the next few months, approached, it became vital for the government to bring down inflation. Inflation is the single most politically sensitive economic indicator and had risen as high as 12.1% in January of 1995. Two options were available to try to reduce inflation, fiscal or monetary tightening. In an election year the government appeared disinclined to put a lid on spending, and instead, focused on curbing monetary growth. Interest rates had already begun to move up at the end of 1994, but the real change happened with the new credit policy announced in April of 1995. Authorities not only raised deposit rate ceilings but also further limited the lending which could be done on the existing capital base. As a result, prime rates in India moved from 14% at the start of the year to 17% in December. By year-end, few companies were able to borrow at prime and an active inter-corporate debt market became the primary source of funds for cash deficient companies. With returns well above 20%, those companies which have excess funds have found debt a far more attractive investment than equity and there has been a steady stream of domestic selling that has put pressure on the stock market. But the government has achieved its goal of lower inflation as it dropped to an annual rate of 6% in December and has continued to fall.

Once past the local elections of last spring, politics moved off center stage briefly until the Enron controversy flared up in the summer. Enron, a U.S. energy company, has been building the first large scale private power project in India since March of 1995, a project which had been approved by the Congress Party-led governments in the state of Maharashtra and at the national level. The newly-elected Shiv-Sena/BJP state government had heavily campaigned against the project as part of its election campaign, and shortly after taking power, reviewed and cancelled the project. After a flurry of concern by foreign investors in India, the markets stabilized as a new contract was signed which contained few substantive changes.

1995 also saw a further liberalization of the currency, after the government allowed the rupee to float freely in August. The rupee had been held steady at 31.35-31.4 to the U.S. dollar for some time, despite an inflation differential of 5-10% with the U.S. The appreciation of the U.S. dollar against other key trading currencies for India (e.g. Japanese Yen and German Deutschmark) may have been the catalyst for the government to discontinue intervention. By year-end the rupee had depreciated by 10.7% to 35.13 rupees to the U.S. dollar. Although domestic market participants have been nervous about the decline, unused to the free float, we believe that the depreciation is a natural and necessary adjustment and will help keep Indian exports competitive in world markets.

Corporate earnings continued to advance strongly. First half earnings numbers released for the period ended September 1995 exceeded expectations. Sensex companies had earnings growth of 46% and many analysts revised their numbers upwards for the year ending March 1996. Vehicle sales growth was particularly strong as individual production growth and consumer spending were robust, and the Fund benefited from heavy weightings in the sector. Growth is now moderating in the face of tight monetary policy, but corporate India has been surprisingly resilient.

In the latter half of 1995, the government took the first steps towards creating a central depository. This should be a positive development for the markets, significantly reducing the complications created by India's paper-based settlement system. Lengthy and time consuming settlement and registration have been a barrier to entry for many foreign investors. A central depository would help streamline the process, thereby opening up the markets further.

PERFORMANCE

Indian markets were dogged by poor performance and reduced volumes throughout much of 1995. The local indices experienced most of their declines for the year in the first half of 1995 with the Sensex dropping from above 3900 in January to 3247 at the end of June. For the remainder of the year it traded in a wide band of 3000-3600. However, the decision of the government in August to let the rupee float and the subsequent depreciation led to a further decline in U.S. dollar terms. The Dollex, the dollar-based index of 200 Indian companies, declined a total of 36.4% in 1995.

By comparison, the Fund slightly outperformed the Dollex, although in absolute terms the 35.8% decline in net asset value to $8.94 per share at December 31, 1995 was clearly disappointing. As volume dried up, smaller capitalization B-shares began to underperform the larger A-Group companies. Consequently, the Fund was hurt in 1995 by its emphasis on B-Group shares (approximately two-thirds of invested assets). However, this was somewhat offset by a large cash position which was maintained at between 12-18% of assets for most of the year.

STRATEGY

Throughout the year the Fund maintained strong cash positions. As a percentage of total assets, cash increased through the year from 16.5% on June 30, 1995 to roughly 18% at year-end as equity values declined. Positions in GDRs and B-Group shares have remained steady at around 10% and 64% respectively. We continued building core positions in technology and pharmaceuticals and made purchases in vehicles and vehicle components. Finally, extractive industries, particularly aluminum mining and production, have become a larger component of the Fund. These purchases were largely funded by the sale of Grasim Industries, which was one of our top ten holdings. We felt that this flagship company of the Aditya Birla group was at risk from the change in management occasioned by his death. Weightings were also reduced further in consumer products, as price competition heated up, and in steel and chemicals, given softening world prices.

REVIEW OF KEY SECTOR HOLDINGS

VEHICLES

9.2% OF THE FUND'S TOTAL INVESTMENTS WERE INVESTED IN THE VEHICLE SECTOR AS OF DECEMBER 31, 1995

Industry figures show that the Indian automobile industry grew by 26% over fiscal 1995, spurred by sustained economic recovery and rising consumer affluence. Our exposure to the sector has increased over the past half year, partly due to its outperformance relative to other sectors but also through new purchases. For example, we significantly increased our position in TELCO, which is India's largest producer of commercial vehicles with a market share that increased from 59% in September 1994 to 66% in September 1995. Industry data shows that commercial vehicle sales grew 42% in the first half of fiscal 1996, spurred by continued strong growth in industrial production combined with emerging shortages of capacity across the railway network forcing companies to rely increasingly on road haulage for the movement of both raw materials and products.

The Fund's largest position in the auto sector is in BAJAJ AUTO which is dominant in the scooter and "three-wheeler" urban mini-taxi segments. For the half year ended September 1995, turnover increased by 29% on 19% volume growth and net profit grew 30% over the corresponding period the previous year. Reflecting the changing domestic demand pattern, Bajaj Auto's product mix is changing in favor of motorcycles, which was the fastest growing two-wheeler segment in the first half of fiscal 1996.
--------------------------------------------------------------------------------

PHARMACEUTICALS

7.0% OF THE FUND'S TOTAL INVESTMENTS WERE INVESTED IN THE PHARMACEUTICALS SECTOR AS OF DECEMBER 31, 1995

Government statistics show that, in 1991, drug expenditures per capita were an estimated U.S.$3 in India, compared with U.S.$7 in China, U.S.$16 in Brazil, and U.S.$191 in the United States. That year, only 25% of the population was estimated to have had access to modern medicines, but the government is aiming to increase this to 45% by the year 2000. Furthermore, Indian manufacturers are expected to capture an increasing share of the fast-growing European and U.S. generics market. The Fund has focused on companies with both strong local brands and high export ratios, underpinned by a solid research and development commitment. Bearing in mind the prospects for the sector and also its non-cyclical nature, we have increased the Fund's exposure over the last six months.

The Fund's largest holding in the sector is RANBAXY LABORATORIES, the largest Indian pharmaceutical company in terms of sales volume and the country's sixth largest exporter. Ranbaxy's exports, which made up 42% of sales in fiscal 1995, are sold in over 40 countries with China and Russia being the largest markets. To increase its presence in the Western markets, Ranbaxy has recently acquired Ohm Laboratories in the U.S. and Rima Pharmaceuticals in Ireland. Ranbaxy's stock outperformed the Indian stock market in 1995, and given its long term expansion strategy and increasing penetration of the western generics market, we expect the company to remain a market leader.
--------------------------------------------------------------------------------

STEEL & STEEL PRODUCTS

6.0% OF THE FUND'S TOTAL INVESTMENTS WERE INVESTED IN THE STEEL SECTOR AS OF DECEMBER 31, 1995

Producing over 20 million tons in fiscal 1995, the Indian steel industry is the tenth largest in the world, larger than those of the U.K. and France. Progressive deregulation of this sector since 1991 has instigated significant private sector investment interest in recent years. Demand for steel and steel products, driven by infrastructure development and growth in the automobile and consumer goods industries in particular, is expected to be healthy, given that India's per capita steel consumption is only 15% of the world average.

The Fund has a particular focus on companies which produce value-added and specialty steels. For example, JINDAL STRIPS is the country's largest producer of stainless steel and represents the Fund's largest holding. Although global steel prices (particularly those of hot-rolled products) weakened in the latter half of 1995, Jindal Strips was relatively insulated from the trend as almost 90% of fiscal 1995 sales were in cold-rolled and stainless steels. Industry sources forecast stainless steel demand in India to grow at least 10% per annum to the end of the century. With its current and expected capacity growth, we believe the company is particularly well-placed to participate in this growth.
--------------------------------------------------------------------------------

EXTRACTIVE INDUSTRIES

5.8% OF THE FUND'S TOTAL INVESTMENTS WERE INVESTED IN THE EXTRACTIVE INDUSTRIES SECTOR AS OF DECEMBER 31, 1995

India has world class deposits of coal, iron and manganese ore, chromite and bauxite. Bauxite is the basic raw material for aluminum and India has the world's fifth largest known reserves, forming the basis for its globally competitive aluminum industry. Strong growth in demand for the metal in India has stimulated its increasing use in packaging, construction, automobile and consumer durable applications. We remain optimistic about the prospects for the sector given the global growth in aluminum usage and so have used the depressed market conditions over the past half year to increase the Fund's exposure.

The Fund's key holding in this sector is HINDALCO, the largest private sector aluminum producer in India. The company is integrated from bauxite mining through smelting to the fabrication of downstream products and has over 90% low-cost captive power generation which gives it a global competitive edge. A technical collaboration with Kaiser Aluminum of the U.S. lends emphasis to maintaining operational efficiency at international levels. With the view of increasing its presence in the value-added product segment, Hindalco is currently implementing a major aluminum foil project.
--------------------------------------------------------------------------------

SYNTHETIC TEXTILES

5.4% OF THE FUND'S TOTAL INVESTMENTS WERE INVESTED IN THE SYNTHETIC TEXTILE SECTOR AS OF DECEMBER 31, 1995

Not only do textiles remain India's single largest export earner, but domestic demand for polyester filament yarn is expected to grow at a rate of 15% per annum against the background of lowering excise duties. However, in the past six months, synthetic fiber prices have been weakening globally while input costs have remained high. Consequently, we have reduced the Fund's exposure to the sector from 7.4% at the end of June 1995 and are carefully monitoring the price trends.

The biggest holding in the Fund portfolio is represented by RELIANCE INDUSTRIES, India's leading private sector company with operations spanning the entire production and distribution of synthetic textiles. In the first half of fiscal 1996 the company has shown an increase in sales of 20% and a net profit increase of 33% over 1995. While we have not been happy with the recent share controversy in the company, its industry dominance, high levels of efficiency, integrated operations, and significant capacity expansions are hard to ignore, and at current low price levels we believe these negative factors have been fully discounted.

--------------------------------------------------------------------------------

TECHNOLOGY

5.4% OF THE FUND'S TOTAL INVESTMENTS WERE INVESTED IN THE TECHNOLOGY SECTOR AS OF DECEMBER 31, 1995

India has the third largest pool of software professionals in the world and the cost of hiring a programmer is one eleventh of the cost in the U.S. Indian software companies are exploiting this significant competitive edge with the help of satellite communication technology to provide off-site software engineering to large overseas clients. Industry figures show that software exports grew 58% in fiscal 1995, while the domestic market is witnessing a boom in demand for information technology. Furthermore, since a significant portion of earnings of leading software companies are dollar-denominated, they provide a natural hedge against rupee depreciation. Reflecting this, the Fund has holdings in several major software companies and this exposure has increased during the past half year through the outperformance of the sector as well as through the purchase of new stock.

The Fund's largest holding in this sector is NIIT, the largest computer education company in India, responsible for the training of many of the country's bright, young software professionals. Additionally, although software exports began only recently, results to September 1995 show the company is already the sixth largest in India with a client base including IBM and the World Bank. NIIT also has an affiliation with Microsoft for the provision of software training and an alliance with AT&T for the training of telecommunications professionals.
--------------------------------------------------------------------------------

ELECTRICITY & ELECTRONICS AND ELECTRICAL

5.2% OF THE FUND'S TOTAL INVESTMENTS WERE INVESTED IN THE ELECTRONICS AND ELECTRICAL SECTOR AS OF DECEMBER 31, 1995

Suppliers of power transformation and distribution equipment are likely to benefit from increased demand generated by the power sector. A number of both public and private-sector power projects are currently being implemented or are at the planning stage in an attempt to reduce India's power deficit. Consequently, we have increased the Fund's exposure to the electrical equipment sector in the second half of 1995. As a result, CROMPTON GREAVES is a new entrant in our list of top ten holdings. Crompton Greaves is the largest private sector electrical engineering company and is a leading player in product lines such as transformers, motors, switch-gears and electrical fans. With a focus on segments that are technology-sensitive and require sophisticated engineering skills, the company's competition is limited and operating margins are high.
--------------------------------------------------------------------------------

DIVERSIFIED INDUSTRIALS

4.2% OF THE FUND'S TOTAL INVESTMENTS WERE INVESTED IN THE DIVERSIFIED INDUSTRIES SECTOR AS OF DECEMBER 31, 1995

Major conglomerates such as Indian Rayon and Industries, Grasim Industries and Larsen and Toubro are rightly classified as diversified industrials, with business from synthetic fibers to cement and engineering. With some of these segments being affected by potential oversupply and declining product prices the Fund's exposure to the sector has been reduced over the past half year. In particular, we have sharply reduced our holdings in Grasim.

The Fund's largest holding in the sector is now INDIAN RAYON AND INDUSTRIES, a multi-product and multi-locational company with interests in cement, textiles, carbon black, insulators and argon gas, as well as being India's second largest manufacturer of rayon yarn. The location of Indian Rayon's cement plants are particularly advantageous in accessing the cement deficit regions of India.
--------------------------------------------------------------------------------

FERTILIZERS

4.2% OF THE FUND'S TOTAL INVESTMENTS WERE INVESTED IN THE FERTILIZER SECTOR AS OF DECEMBER 31, 1995

Agriculture still contributes 33% to GDP and provides livelihood to 67% of the population. Therefore, a key objective of government policy has been to ensure farmers affordable fertilizer prices and to ensure that attractive returns are available to fertilizer manufacturers. Furthermore, the prevailing fertilizer pricing mechanism provides an incentive for manufacturers to maximize operational efficiency, thereby earning higher incremental profits. Over the last six months we have maintained our sector weighting and are closely monitoring government plans for relaxation of controls in the industry.

Nitrogenous fertilizers, primarily urea, account for nearly 60% of India's total fertilizer consumption. Demand for urea has long outpaced domestic supply and the deficit is expected to continue until the end of the century. The Fund's top holding in this sector is CHAMBAL FERTILIZERS AND CHEMICALS, a new company operating at very high capacity that has already gained a 5% share of the entire nitrogenous fertilizer market. The plant is located in a region of high fertilizer consumption and the company intends to double capacity over the next four years.
--------------------------------------------------------------------------------

CEMENT

2.9% OF THE FUND'S TOTAL INVESTMENTS WERE INVESTED IN THE CEMENT SECTOR AS OF DECEMBER 31, 1995

The Indian cement industry is the fourth largest in the world with total capacity of over 70 million tons. The industry is highly fragmented, however, with over 80 companies operating in the national market. Some of the most important players are large companies with geographically dispersed plants such as INDIAN RAYON AND INDUSTRIES and ASSOCIATED CEMENT COMPANIES, both of which are represented in the Fund's portfolio.

Abundant raw material supplies, the availability of captive power, and easy access to markets are critical factors driving profitability of cement companies, and have been the chief criteria used to select our cement holdings. Many large cement companies have announced increases in capacity to be commissioned during 1996-1999 and sector analysts have therefore been predicting possible oversupply in the industry. With this in view, we have reviewed our sector holdings in the last six months and have sold stocks most sensitive to this potential oversupply.

OUTLOOK

Economic growth continues apace, and real GDP growth should again top 5% in the year ending March 1996. At the same time inflation is now close to 5%. Despite pressure from interest rates, corporate earnings should exceed last year's numbers by more than 25%. The combination of poor market performance and strong earnings have brought P/E multiples for the Sensex down to 12.3 times March 1996 earnings, while most B-Group securities are trading on single-digit P/Es. All this should be good news for the market over the next year. In the near term, we remain cautious in view of the tight liquidity in the system, and the looming elections. General elections are likely to be held in April and the results are even less predictable in light of the major corruption scandal which has recently resurfaced, affecting all major parties. However, we remain confident that the basic economic reform process will continue, no matter which party wins, and over the coming months we will be looking for the right opportunities to invest some of the significant cash holdings of the Fund, now totaling 17.4% of net assets. We will continue to focus on the attractive valuations of the B-Group, as well as sectors and companies with prospects of good long-term growth and strong balance sheets. We also look forward to further market reforms, such as a central depository, encouraging additional foreign capital to enter the Indian markets and potentially helping fuel future market advances.

                                          Sincerely,

                                          LAUREL GRASSIN-DRAKE

                                          LAUREL GRASSIN-DRAKE
                                          Portfolio Manager
                                          BZW INVESTMENT MANAGEMENT

SCHEDULE OF INVESTMENTS                                     THE INDIA FUND, INC.
DECEMBER 31, 1995

  Shares                                     Security                                     Cost                Value
-----------       --------------------------------------------------------------      -------------       -------------
                  INDIA -- 86.79%
                  COMMON STOCKS -- 83.16%
                  Cement -- 2.85%
     45,075       Associated Cement Companies...................................      $   5,801,412       $   3,679,147
     21,200       Birla Jute....................................................            222,250             104,114
    156,000       Chettinad Cement..............................................            885,375             897,139
    133,000       Dalmia Cement.................................................          1,583,260           1,029,922
     80,000       India Cement GDR..............................................            676,000             640,000
    210,000       Jaiprakash Industries.........................................            610,377             198,790
  1,273,700       Mysore Cements................................................          2,749,262           1,133,185
    369,700       Shree Cement..................................................            906,336             573,627
                                                                                      -------------       -------------
                                                                                         13,434,272           8,255,924
                                                                                      -------------       -------------
                  Chemicals -- 2.07%
    491,750       Atul Products.................................................          2,183,638             966,000
     22,050       Caprihans India...............................................            168,251              78,470
    100,000       Chemplast.....................................................            644,251             370,107
        200       Ganesh Benzoplast.............................................                480                 300
    500,000       Hindustan Organic Chemicals...................................            960,956             462,633
    515,500       ICI (India)...................................................          2,743,333           2,377,537
    452,600       India Glycols.................................................          1,043,536             571,468
    215,250       Indian Organic Chemicals......................................            637,152             211,420
    266,900       JF Laboratories*..............................................            393,729             119,678
        500       Pidilite Industries...........................................              5,154               4,356
    638,350       Punjab Alkalies...............................................          1,859,693             658,795
    251,800       Tuticorin Alkali Chemicals & Fertilizers......................            432,320             164,880
        600       United Phosphorus.............................................             12,716               5,031
                                                                                      -------------       -------------
                                                                                         11,085,209           5,990,675
                                                                                      -------------       -------------
                  Construction & Building Materials -- 0.31%
    205,500       Novopan India*+...............................................            580,683             438,790
     65,400       Sand Plast (India)*...........................................             29,315              18,247
    140,000       Unitech.......................................................            415,077             446,406
                                                                                      -------------       -------------
                                                                                          1,025,075             903,443
                                                                                      -------------       -------------
                  Consumer Miscellaneous -- 2.39%
    500,000       Hytaisun Magnetics*...........................................            580,947             199,288
    750,000       Mideast (India)...............................................          1,898,618           1,067,616
     95,800       Nahar Spinning Mills..........................................          2,495,760             861,859
    260,400       Namaste Exports...............................................            950,284             324,342
    494,650       Premier Vinyl Flooring*.......................................            834,034             299,254
    110,000       Real Value Appliances.........................................            296,307             125,267
    249,975       Surya Roshni..................................................            645,128             341,603
    951,900       Timex Watches*................................................          2,267,835           1,159,895
    770,800       Titan Industries..............................................          3,811,716           2,529,102
                                                                                      -------------       -------------
                                                                                         13,780,629           6,908,226
                                                                                      -------------       -------------
                  Consumer Non-Durable -- 2.27%
    219,800       Hindustan Lever...............................................          4,903,489           3,892,259
    176,200       ITC...........................................................          2,060,529           1,255,096
    160,000       ITC-GDR.......................................................          1,551,250           1,419,200
                                                                                      -------------       -------------
                                                                                          8,515,268           6,566,555
                                                                                      -------------       -------------

SCHEDULE OF INVESTMENTS                                     THE INDIA FUND, INC.
DECEMBER 31, 1995 (CONTINUED)

  Shares                                     Security                                     Cost                Value
-----------       --------------------------------------------------------------      -------------       -------------
                  Diversified Industries -- 4.19%
         34       Century Textiles..............................................      $      10,668       $       4,501
    400,000       DCM Shriram Consolidated......................................          2,646,993           2,186,477
    125,000       DCM Shriram Consolidated Warrants*+...........................                  0                   0
    100,000       EID Parry (India).............................................            889,100             295,943
    200,000       EID Parry (India) GDS.........................................          1,751,825             450,000
    170,600       Grasim Industries.............................................          3,580,508           2,627,604
    443,500       HMG Industries................................................            886,056             270,835
    376,000       Indian Rayon..................................................          7,936,463           4,549,466
     75,000       Indian Rayon GDR..............................................          1,153,625             918,750
     38,100       J K Corp......................................................            338,970             134,231
    296,800       Kesoram Industries*...........................................          1,400,280             485,865
     50,500       Prakash Industries*...........................................             58,207             122,925
     45,200       Triveni Engineering Works.....................................            417,662              82,036
                                                                                      -------------       -------------
                                                                                         21,070,357          12,128,633
                                                                                      -------------       -------------
                  Electricity -- 0.90%
     75,000       CESC Ltd......................................................            650,737             234,876
    439,000       CESC Class A & B Warrants (INR), Expiration dates 1/31/98 and
                    9/30/99, respectively*+.....................................          5,964,076           1,724,754
    185,450       Tata Power Co.................................................          1,045,814             637,526
                                                                                      -------------       -------------
                                                                                          7,660,627           2,597,156
                                                                                      -------------       -------------
                  Electronics & Electrical -- 4.34%
    185,350       Asea Brown Boveri.............................................          3,884,083           2,736,056
    471,800       Asian Cables & Industries*....................................          1,057,380             315,653
    104,800       Asian Electronics.............................................          1,600,494           1,432,143
    200,000       BPL Engineering...............................................            576,574             148,043
  1,226,600       Crompton Greaves..............................................          7,977,610           6,984,199
    300,000       KEC International.............................................          1,616,740             888,256
        100       Modern Malleables.............................................                486                 162
      3,850       Siemens India.................................................             85,667              53,593
                                                                                      -------------       -------------
                                                                                         16,799,034          12,558,105
                                                                                      -------------       -------------
                  Engineering -- 1.78%
    259,000       Advani Oerlikon...............................................            943,354           1,155,822
    370,000       Artson Engineering*...........................................            533,146             308,114
    138,600       Kabra Extrusiontechnik........................................            667,725             398,537
      7,500       Lakshmi Machine Works*........................................          3,028,735           2,231,317
    139,500       Larsen & Toubro...............................................          1,109,280           1,044,512
                                                                                      -------------       -------------
                                                                                          6,282,240           5,138,302
                                                                                      -------------       -------------
                  Extractive Industries -- 5.79%
    239,350       Hindalco Industries...........................................          7,131,422           6,290,220
  1,810,200       Hindustan Zinc*...............................................          1,978,516             644,199
    317,250       Indian Aluminium..............................................          2,104,011           1,517,381
    525,000       Indian Aluminium GDR..........................................          4,332,406           3,281,250
    407,330       Sesa Goa......................................................          7,404,012           5,005,085
                                                                                      -------------       -------------
                                                                                         22,950,367          16,738,135
                                                                                      -------------       -------------
                  Fertilizers -- 4.19%
 11,295,500       Chambal Fertilizers & Chemicals...............................          9,826,908           5,868,836
    150,000       Gujarat Narmada Valley Fertilizers GDR........................          1,890,000             956,250

SCHEDULE OF INVESTMENTS                                     THE INDIA FUND, INC.
DECEMBER 31, 1995 (CONTINUED)

  Shares                                     Security                                     Cost                Value
-----------       --------------------------------------------------------------      -------------       -------------
                  Fertilizers (continued)
  6,834,900       Nagarjuna Fertilizer & Chemicals..............................      $   6,945,239       $   4,533,898
    552,900       Southern Petrochemicals Industrial Corp.......................          2,191,778             755,564
                                                                                      -------------       -------------
                                                                                         20,853,925          12,114,548
                                                                                      -------------       -------------
                  Finance -- 0.17%
    300,000       Autoriders Finance............................................          2,427,962             492,812
                                                                                      -------------       -------------
                  Food -- 0.55%
    376,200       American Dry Fruits...........................................            755,453             384,501
        450       Brooke Bond Lipton India......................................              7,356               3,179
    130,000       Nath Seeds....................................................            332,973             186,904
      1,500       Nestle India..................................................             20,036              12,811
    124,000       Praj Industries...............................................            962,734             457,167
    250,000       Rahul Dairy & Allied Products*+...............................             80,041              46,263
    226,700       Rank Aqua Estates.............................................            545,161             127,468
    281,100       S & S Industries..............................................            347,493             140,050
    200,000       Unified Agro Industries.......................................            160,261              96,797
     73,166       Western Hatcheries............................................            346,546             139,562
                                                                                      -------------       -------------
                                                                                          3,558,054           1,594,702
                                                                                      -------------       -------------
                  Healthcare -- 0.05%
     85,000       Apollo Hospitals Enterprise...................................            115,442              87,118
    200,000       Trans Plastics*+..............................................            163,258              45,552
        700       TTK Biomedical................................................              3,169               1,026
                                                                                      -------------       -------------
                                                                                            281,869             133,696
                                                                                      -------------       -------------
                  Hotels & Leisure -- 0.54%
     70,250       Indian Hotels.................................................          1,184,614           1,168,100
     25,870       Indian Resort Hotels+.........................................            418,276             405,082
                                                                                      -------------       -------------
                                                                                          1,602,890           1,573,182
                                                                                      -------------       -------------
                  Household Appliances -- 2.75%
      1,000       Atco Industries...............................................              3,557               5,011
    496,700       BPL Refrigeration.............................................            704,280             325,241
    381,700       IFB Industries................................................          3,069,891           1,543,100
     56,400       JCT Electronics...............................................            138,209              47,769
      9,800       Kalyani Sharp*................................................             13,473               6,138
    519,400       Kelvinator of India...........................................          2,810,701           1,212,549
     68,800       MIRC Electronics..............................................            646,806             235,046
    344,100       Phil Corporation..............................................            834,766             406,552
        130       Phillips India................................................                125                 570
  1,145,600       Samtel Colour.................................................          2,741,263           1,467,673
     83,200       TVS Whirlpool*................................................             87,030              66,323
    141,500       Videocon Appliances...........................................            888,285             216,530
  1,095,900       Videocon International........................................          6,085,605           2,269,800
     70,450       Voltas........................................................            339,950             145,513
                                                                                      -------------       -------------
                                                                                         18,363,941           7,947,815
                                                                                      -------------       -------------
                  Packaging -- 2.06%
     67,300       Canbay Polyfilms..............................................             21,557              12,454
    542,360       Flex Industries*..............................................          3,778,368           2,485,978
    443,300       Peacock Industries............................................            720,028           1,365,553
    548,400       Pearl Polymers................................................          1,655,614             577,674
    588,100       Polyplex Corporation..........................................          2,042,135           1,222,243

SCHEDULE OF INVESTMENTS                                     THE INDIA FUND, INC.
DECEMBER 31, 1995 (CONTINUED)

  Shares                                     Security                                     Cost                Value
-----------       --------------------------------------------------------------      -------------       -------------
                  Packaging (continued)
      4,900       Sharp Industries*.............................................      $       7,911       $       1,925
    190,000       Tainwala Chemicals & Plastics*................................            334,733             154,164
    390,000       Universal Cans & Containers...................................            618,003             148,783
                                                                                      -------------       -------------
                                                                                          9,178,349           5,968,774
                                                                                      -------------       -------------
                  Petroleum Related -- 2.93%
    154,600       Cenlub Industries*............................................             49,498              45,775
    250,000       Cochin Refineries Balmer Lawrie*..............................            280,278             142,705
    586,800       Hindustan Petroleum...........................................          8,783,985           4,928,285
    242,700       Indian Petrochemicals.........................................          1,051,864             853,337
  1,316,350       Madras Refineries.............................................          4,899,545           2,154,879
    263,500       Reliance Industrial Infrastructure............................          1,030,313             356,335
                                                                                      -------------       -------------
                                                                                         16,095,483           8,481,316
                                                                                      -------------       -------------
                  Pharmaceuticals -- 6.99%
    188,000       Dr. Reddy's Laboratories......................................          1,749,345           1,207,482
    125,000       Dr. Reddy's Laboratories-GDR*.................................          1,206,250             875,000
    394,200       E. Merck (India)..............................................          2,854,565           1,795,644
    169,950       German Remedies...............................................          1,611,294             748,506
    318,550       Glaxo (India).................................................          2,261,477           1,686,841
    127,000       Merind........................................................          1,566,109             578,505
        250       Nicholas Piramal..............................................              2,894               1,658
    291,000       Orchid Chemicals & Pharmaceuticals............................            848,693             563,359
    121,200       Pfizer India..................................................          1,555,380             741,865
    476,950       Ranbaxy Laboratories..........................................         10,226,226           8,839,021
    177,800       Rhone-Poulenc India...........................................          2,237,613           2,201,936
      5,000       SOL Pharmaceuticals...........................................             29,932              12,598
    125,000       Unichem Laboratories..........................................          1,091,886             960,854
                                                                                      -------------       -------------
                                                                                         27,241,664          20,213,269
                                                                                      -------------       -------------
                  Pulp & Paper -- 2.93%
  1,098,100       Andhra Pradesh Rayons.........................................          3,215,731           2,360,329
    524,700       Ballarpur Industries..........................................          4,327,056           2,793,421
    250,000       Orient Paper Industries.......................................          1,863,347           1,224,199
    111,200       Pudumjee Pulp & Paper.........................................            791,003             459,046
  1,575,000       Rama Newsprint*...............................................          1,176,129             524,626
    458,200       Seshasayee Papers.............................................          1,281,758           1,108,811
                                                                                      -------------       -------------
                                                                                         12,655,024           8,470,432
                                                                                      -------------       -------------
                  Rubber -- 0.09%
     80,000       Dewan Rubber Industries.......................................            105,790             166,263
    145,000       India Rubber..................................................            326,465              94,947
                                                                                      -------------       -------------
                                                                                            432,255             261,210
                                                                                      -------------       -------------
                  Steel -- 4.80%
     46,600       Essar Gujarat.................................................            176,118              51,874
    300,000       Isibars.......................................................            951,953             550,890
    275,000       Jindal Iron & Steel...........................................          2,502,255             994,306
    647,500       Jindal Strips.................................................          8,591,032           4,276,726
  1,266,300       Kirloskar Ferrous Industries*.................................          1,168,732             591,240
    300,000       Mukand........................................................          3,125,100           1,708,185

SCHEDULE OF INVESTMENTS                                     THE INDIA FUND, INC.
DECEMBER 31, 1995 (CONTINUED)

  Shares                                     Security                                     Cost                Value
-----------       --------------------------------------------------------------      -------------       -------------
                  Steel (continued)
    360,800       Nahar International...........................................      $     693,260       $     328,187
    236,600       Raipur Alloys.................................................            506,785             122,594
    400,000       Rajinder Steels...............................................          1,520,004             370,107
  1,054,100       Steel Authority of India......................................          2,150,336             799,766
    722,800       Tata Iron & Steel.............................................          5,220,968           4,095,009
                                                                                      -------------       -------------
                                                                                         26,606,543          13,888,884
                                                                                      -------------       -------------
                  Steel Products -- 1.17%
    261,900       Choksi Tubes..................................................            570,981             521,936
    500,000       Rajinder Pipes*...............................................            720,717             555,160
    310,000       SAW Pipes*....................................................          2,383,953           1,447,402
    649,100       Super Forging.................................................            991,359             480,473
    148,500       Tata Metaliks*................................................            189,581              86,669
    250,000       Usha Martin Industries........................................            639,618             291,103
                                                                                      -------------       -------------
                                                                                          5,496,209           3,382,743
                                                                                      -------------       -------------
                  Technology -- 5.36%
  1,617,800       Digital Equipment (India)*....................................          3,460,578           3,827,450
    200,000       Infosys Technologies..........................................          3,133,988           2,323,132
  1,072,700       NIIT..........................................................          5,418,492           5,374,952
    323,300       Pentafour Software and Exports................................          1,316,324           1,168,942
    849,240       Satyam Computer...............................................          1,776,137           1,000,955
    966,500       Silverline Industries.........................................          1,365,216             916,283
    705,200       Square D Software.............................................          1,160,741             888,401
                                                                                      -------------       -------------
                                                                                         17,631,476          15,500,115
                                                                                      -------------       -------------
                  Telecom -- 0.15%
     17,900       Videsh Sanchar Nigam*+........................................            662,356             422,975
                                                                                      -------------       -------------
                  Telecom Equipment -- 0.78%
      1,200       Bhagyanagar Metals............................................              2,909                 999
     38,200       Himachal Futuristic Communications*...........................            103,285              55,465
    175,000       MSL Industries*...............................................            728,726             518,149
    200,000       Punjab Wireless...............................................          2,306,295             962,278
    413,400       Telephone Cables..............................................          1,916,912             350,728
     96,900       Vindhya Tele-Links............................................          1,104,418             372,427
                                                                                      -------------       -------------
                                                                                          6,162,545           2,260,046
                                                                                      -------------       -------------
                  Textiles-Cotton -- 1.51%
      4,400       Arvind Mills..................................................             30,021              15,283
    250,000       Arvind Mills GDR*.............................................            854,500           1,062,500
    187,550       Coats Viyella India...........................................          1,163,472             619,382
    200,000       Delta Industries..............................................            960,956             411,388
    138,000       HP Cotton Textile Mills+......................................            335,284             137,509
    350,000       Midland Industries............................................            305,138             115,587
    301,050       Morarjee Goculdas Spinning & Weaving..........................          1,862,964           1,397,043
    145,800       Suryavanshi Spinning Mills....................................            373,620             168,111
    122,700       Vardhaman Spinning & General Mills............................            758,519             455,868
                                                                                      -------------       -------------
                                                                                          6,644,474           4,382,671
                                                                                      -------------       -------------

SCHEDULE OF INVESTMENTS                                     THE INDIA FUND, INC.
DECEMBER 31, 1995 (CONTINUED)

  Shares                                     Security                                     Cost                Value
-----------       --------------------------------------------------------------      -------------       -------------
                  Textiles -- Synthetic -- 5.41%
    300,000       Bombay Dyeing GDR.............................................      $   3,949,483       $   2,850,000
  1,932,000       DCL Polyesters................................................          3,838,802           1,100,071
    250,800       Ester Industries*.............................................            267,470             196,356
    366,300       Haryana Petrochemicals*.......................................            433,857             109,499
    942,500       JCT*..........................................................          1,827,065             594,345
      3,600       Rajashree Polyfil*............................................              1,498               1,414
  1,624,700       Reliance Industries...........................................         17,810,378           9,470,671
    667,300       Sanghi Polyesters*............................................          1,689,623             432,201
    100,000       Sanghi Polyesters GDR*........................................            485,000             325,000
    228,700       Shree Rajasthan Syntex*.......................................            972,237             249,047
    200,000       Shriram Fibres................................................            541,080             334,520
                                                                                      -------------       -------------
                                                                                         31,816,493          15,663,124
                                                                                      -------------       -------------
                  Transport -- 1.06%
  1,732,300       Modiluft*.....................................................          3,208,898           1,260,079
    118,700       NEPC Micon....................................................            249,602             147,002
  1,374,000       NEPC Micon GDR*...............................................          4,062,820           1,545,750
    120,000       Skypak Couriers...............................................            199,783             114,448
                                                                                      -------------       -------------
                                                                                          7,721,103           3,067,279
                                                                                      -------------       -------------
                  Vehicles -- 9.16%
    422,700       Bajaj Auto....................................................          8,607,315           8,580,359
     81,900       Hindustan Motors*.............................................            105,786              68,201
    368,500       Mahindra & Mahindra...........................................          2,273,856           2,182,149
    138,800       Majestic Auto.................................................          1,399,718             284,515
        500       Premier Automobile............................................                849                 686
    423,050       Punjab Tractors...............................................          5,482,405           4,758,033
    577,460       Tata Engineering & Locomotive.................................          6,607,782           6,234,924
    712,050       TVS Suzuki....................................................          3,872,991           4,403,054
                                                                                      -------------       -------------
                                                                                         28,350,702          26,511,921
                                                                                      -------------       -------------
                  Vehicle Components -- 3.53%
    120,000       Amtek Auto....................................................            395,409             243,929
    160,075       Antifriction Bearings Corp....................................            642,531             331,543
    231,650       Auto Corp of Goa..............................................          1,194,182             758,427
    224,025       FAG Precision Bearings*.......................................            621,197             433,700
     90,400       Gleitlager (India)............................................             86,829              33,458
    451,000       Goetze India..................................................          1,951,924           1,413,026
    348,500       Kirloskar Oil Engines*........................................          1,652,136           1,241,206
      3,600       Laser Lamps (Haryana)*........................................              5,069               1,804
    151,000       Lumax Industries*.............................................            608,136             526,619
      4,390       Motor Industries Co...........................................            615,662             741,144
     30,000       Munjal Showa*.................................................            142,520             203,274
    950,000       Patheja Forgings & Auto Parts*................................          2,747,362           2,055,516
     15,995       SKF Bearings India............................................          1,606,946           1,172,587
    187,500       Wartsila Diesel India.........................................            668,316           1,043,327
                                                                                      -------------       -------------
                                                                                         12,938,219          10,199,560
                                                                                      -------------       -------------

SCHEDULE OF INVESTMENTS                                     THE INDIA FUND, INC.
DECEMBER 31, 1995 (CONTINUED)

  Shares                                     Security                                     Cost                Value
-----------       --------------------------------------------------------------      -------------       -------------
                  Water -- 0.09%
    130,000       EPC Irrigation*...............................................      $     376,972       $     123,986
      1,387       ION Exchange (India)..........................................              2,221               5,094
    190,000       Pasumai Irrigation............................................            121,663             132,527
                                                                                      -------------       -------------
                                                                                            500,856             261,607
                                                                                      -------------       -------------
                  TOTAL COMMON STOCKS...........................................        379,825,470         240,577,835
                                                                                      -------------       -------------

    Par
   (000)
-----------
                  CONVERTIBLE BONDS -- 3.63%
                  Cement -- 1.18%
$     2,550       Cement Gujarat Ambuja Cement 3.5%, 06/30/99...................          3,422,140           3,404,250
                                                                                      -------------       -------------
                  Construction & Building Materials -- 0.02%
      3,000 INR   Bharat Earth Movers NCD 12.5%, 02/26/02+......................             96,065              60,897
                                                                                      -------------       -------------
                  Diversified Industrials -- 0.09%
      4,250 INR   DCM Shriram NCD 13%, 11/6/01+.................................            136,222              85,580
      4,125 INR   DCM Shriram NCD 13%, 11/6/02+.................................            132,216              83,064
      4,125 INR   DCM Shriram NCD 13%, 11/6/03+.................................            132,216              83,064
                                                                                      -------------       -------------
                                                                                            400,654             251,708
                                                                                      -------------       -------------
                  Packaging -- 0.00%
         57 INR   Flex Inds NCD 13.5%, 11/23/99+................................              1,826               1,247
                                                                                      -------------       -------------
                  Pulp & Paper -- 0.78%
     $2,500       Ballarpur Industries 4%, 04/01/99.............................          2,794,543           2,268,750
                                                                                      -------------       -------------
                  Steel -- 0.81%
     $2,500       Jindal Strips 4.25%, 03/31/99.................................          2,849,639           2,343,750
                                                                                      -------------       -------------
                  Technology -- 0.05%
      6,992 INR   Satyam Computer FCD 12%, 08/24/96+............................            223,801             132,715
                                                                                      -------------       -------------
                  Textiles -- Synthetic -- 0.70%
     $2,000       Reliance Industries 3.5%, 11/03/99............................          2,724,640           2,026,000
                                                                                      -------------       -------------
                  Water -- 0.00%
         30 INR   ION Exchange FCD 0%, 06/15/96+................................                972               1,017
                                                                                      -------------       -------------
                  TOTAL CONVERTIBLE BONDS.......................................         12,514,280          10,490,334
                                                                                      -------------       -------------
                  TOTAL INDIA...................................................        392,339,750         251,068,169
                                                                                      -------------       -------------

SCHEDULE OF INVESTMENTS                                     THE INDIA FUND, INC.
DECEMBER 31, 1995 (CONTINUED)

    Par
   (000)
-----------
                  SHORT TERM OBLIGATIONS -- 13.21%
    $ 8,000       Bank Of Montreal Fixed Deposit 5.75% 01/18/96.................      $   8,000,000       $   8,000,000
     15,000       RaboBank Fixed Deposit 5.6875% 01/08/96.......................         15,000,000          15,000,000
     15,220       Bank Of New York Call Deposit 5.9%............................         15,220,830          15,220,830
                                                                                      -------------       -------------
                  TOTAL SHORT TERM OBLIGATIONS..................................         38,220,830          38,220,830
                                                                                      -------------       -------------
                  TOTAL INVESTMENTS** -- 100.00%................................      $ 430,560,580       $ 289,288,999
                                                                                      =============       =============

---------------

 +     At fair value as determined under the direction of the
       Board of Directors
 *     Non-income producing security
**     Aggregate cost for Federal income tax purposes is
       substantially the same as for book purposes.
       The aggregate gross unrealized appreciation
       (depreciation) for all securities is as follows:
         Excess of value over tax cost                        $   2,783,790
         Excess of tax cost over value                         (144,055,371)
                                                              -------------
                                                              $(141,271,581)
                                                              ==============
GDR  -- Global Depository Receipt
INR  -- Indian Rupee
GDS  -- Global Depository Security
FCD  -- Fully Convertible Debenture
NCD  -- Non Convertible Debenture

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES                         THE INDIA FUND, INC.
DECEMBER 31, 1995

ASSETS:
Investments, at value (Cost $430,560,580)...................................   $  289,288,999
Cash (including Indian Rupees of $2,899,506 with a cost of $2,919,287)......       17,560,027
Receivables:
     Dividends and reclaims.................................................          899,975
     Interest...............................................................          433,946
     Securities sold........................................................        2,340,499
Unamortized organization costs..............................................          203,293
Prepaid expenses............................................................          126,264
                                                                               --------------
          Total assets......................................................      310,853,003
                                                                               --------------
LIABILITIES:
Payable for securities purchased............................................        6,043,430
Due to investment manager...................................................          281,712
Due to administrator........................................................           55,720
Accrued expenses............................................................          532,116
                                                                               --------------
          Total liabilities.................................................        6,912,978
                                                                               --------------
NET ASSETS (APPLICABLE TO 34,007,133 SHARES OF COMMON STOCK ISSUED AND
  OUTSTANDING, 100,000,000 SHARES AUTHORIZED, $.001 PER SHARE)..............   $  303,940,025
                                                                               ==============
NET ASSET VALUE PER SHARE ($303,940,025/34,007,133).........................            $8.94
Net assets consist of:                                                                  =====
Capital stock...............................................................   $       34,007
Paid-in-capital.............................................................      473,163,884
Accumulated net investment loss.............................................          (42,572)
Accumulated net realized loss on investments and foreign
  currency transactions.....................................................      (27,315,476)
Net unrealized depreciation in value of investments and translation of
  assets and liabilities denominated in foreign currency....................     (141,899,818)
                                                                               --------------
                                                                               $  303,940,025
                                                                               ==============

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS                                     THE INDIA FUND, INC.
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
Dividends (net of Indian taxes withheld of $767,844).....................      $   4,633,049
Interest (net of Indian taxes withheld of $16,477).......................          1,678,210
                                                                               -------------
Total investment income..................................................          6,311,259
                                                                               -------------
EXPENSES:
Management fees...............................................  4,194,905
Custodian fees................................................  2,017,155
Administration fees...........................................    781,111
Directors' fees...............................................     39,000
Transfer agent fees...........................................      8,918
Insurance.....................................................    214,802
Printing......................................................    136,603
Audit fees....................................................    127,002
Legal fees....................................................     98,603
Amortization of organizational costs..........................     65,220
NYSE fees.....................................................     32,364
Miscellaneous expenses........................................     33,808
                                                                ---------
          Total expenses.................................................          7,749,491
                                                                               -------------
Net investment loss......................................................         (1,438,232)
                                                                               -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FOREIGN
  CURRENCY HOLDINGS AND TRANSLATION OF OTHER ASSETS AND
  LIABILITIES DENOMINATED IN FOREIGN CURRENCY:
Net realized loss on:
Security transactions....................................................        (24,900,371)
Foreign currency related transactions....................................           (588,992)
                                                                               -------------
                                                                                 (25,489,363)
                                                                               -------------
Net change in unrealized depreciation in value of investments and translation of assets and liabilities denominated in foreign
  currency...............................................................       (142,373,403)
                                                                               -------------
Net realized and unrealized loss on investments, foreign currency holdings, and translation of other assets and liabilities denominated
  in foreign currency....................................................       (167,862,766)
                                                                               -------------
Net decrease in net assets from operations...............................      $(169,300,998)
                                                                               ==============

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS                         THE INDIA FUND, INC.

                                                                                 FOR THE PERIOD
                                                                                FEBRUARY 23, 1994
                                                                                  (COMMENCEMENT
                                                              FOR THE YEAR       OF OPERATIONS)
                                                             ENDED DECEMBER          THROUGH
                                                                31, 1995        DECEMBER 31, 1994
                                                            -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss.......................................    $  (1,438,232)      $    (242,541)
Net realized (loss) gain on investments and foreign
  currency related transactions...........................      (25,489,363)          2,073,837
Net change in unrealized (depreciation) appreciation in
  value of investments and translation of assets and
  liabilities denominated in foreign currency.............     (142,373,403)            473,585
                                                            -----------------   -----------------
     Net (decrease) increase in net assets resulting from
       operations.........................................     (169,300,998)          2,304,881
                                                            -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains ($0.132 per share).....................               --          (4,488,942)
                                                            -----------------   -----------------
     Decrease in net assets from distributions............               --          (4,488,942)
                                                            -----------------   -----------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from the issuance of 34,000,000 shares (net of
  $33,320,000 of underwriting discount)...................               --         476,680,000
Offering costs charged to paid-in capital.................               --          (1,354,921)
                                                            -----------------   -----------------
     Net increase in net assets resulting from capital
       share transactions.................................               --         475,325,079
                                                            -----------------   -----------------
          Total (decrease) increase in net assets.........     (169,300,998)        473,141,018
                                                            -----------------   -----------------
NET ASSETS:
Beginning of period.......................................      473,241,023             100,005
                                                            -----------------   -----------------
End of period.............................................    $ 303,940,025       $ 473,241,023
                                                            ===============     ===============

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS                                        THE INDIA FUND, INC.
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                               FOR THE PERIOD
                                                                              FEBRUARY 23, 1994
                                                                                (COMMENCEMENT
                                                             FOR THE YEAR      OF OPERATIONS)
                                                                 ENDED             THROUGH
                                                           DECEMBER 31, 1995  DECEMBER 31, 1994
                                                           -----------------  -----------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period..................        $  13.92           $  13.98 1
                                                                --------           --------
  Net investment loss...................................           (0.05)             (0.01)
  Net realized and unrealized (loss) gain on
     investments, foreign currency holdings, and
     translation of other assets and liabilities
     denominated in foreign currencies..................           (4.93)              0.08
                                                                --------           --------
  Net (decrease) increase from investment operations....           (4.98)              0.07
                                                                --------           --------
  Less distributions:
     Dividends from net realized capital gains..........              --              (0.13)
                                                                --------           --------
  Total distributions...................................              --              (0.13)
                                                                --------           --------
  Net asset value, end of period........................        $   8.94           $  13.92
                                                                ========           ========
Per share market value, end of period...................        $  8.875           $  10.75
                                                                ========           ========
TOTAL INVESTMENT RETURN BASED ON MARKET VALUE2..........          (17.44)%           (23.32)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)..................        $303,940           $473,241
  Ratios of expenses to average net assets..............            2.03%              1.98%3
  Ratios of net investment loss to average net assets...            0.38%              0.06%3
  Portfolio turnover....................................           25.28%             20.93%

---------------

1 Initial public offering price of $15.00 per share less underwriting discount of $0.98 per share and offering expense of $0.04 per share.

2 Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported, except that for the period ended December 31, 1994, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less sales load of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

3 Annualized.

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                               THE INDIA FUND, INC.
DECEMBER 31, 1995

NOTE A:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     The India Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1993 and commenced operations on February 23, 1994. The Fund has established a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end non-diversified management investment company. Prior to commencing its operations on February 23, 1994, the Fund had no activities other than the sale of 7,133 shares of capital stock to Oppenheimer & Co., Inc. ("Oppenheimer"). At December 31, 1995, Oppenheimer owned 7,133 shares of the Fund's Capital Stock.

SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:

     PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at (i) the last sales price prior to the time of determination, if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Securities that are traded over-the counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable, which totaled $3,668,509 (1.21% of net assets), are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from Indian securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

     TAX STATUS: No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

     At December 31, 1995 the Fund had a capital loss carryover of approximately $24,622,097 which will expire in the year ended 2003. To the extent that these capital loss carryovers are used to offset future net realized gains on securities transactions, the gains so offset will not be distributed to the shareholders, to the extent provided by the regulations.

     The Fund's capital losses incurred after October 31, 1995 but before December 31, 1995 are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such losses of approximately $2,693,379.

NOTES TO FINANCIAL STATEMENTS                               THE INDIA FUND, INC.
DECEMBER 31, 1995 (CONTINUED)

     FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (i) market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

        (ii) purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange.

     The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for both financial reporting and federal income tax purposes. The Fund reports certain foreign exchange realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

     DISTRIBUTION OF INCOME AND GAINS: The Fund intends to distribute annually to shareholders, substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

     Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

NOTES TO FINANCIAL STATEMENTS                               THE INDIA FUND, INC.
DECEMBER 31, 1995 (CONTINUED)

     During the period ended December 31, 1995, the Fund reclassified $831,533 and $1,395,660 from accumulated net realized loss on investments and foreign currency transactions and accumulated net investment loss, respectively, to additional paid-in capital as a result of permanent book and tax differences relating to net investment loss and realized foreign currency losses during the year ended December 31, 1995. Net investment income and net assets were not affected by the reclassifications.

     OTHER: Costs of $268,513 incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY, AND ADMINISTRATIVE SERVICES

     Advantage Advisers, Inc., a subsidiary of Oppenheimer, serves as the Fund's Investment Manager under the terms of a management agreement (the "Management Agreement"). BZW Investment Management Inc. serves as the Fund's Investment Adviser under the terms of an investment advisory agreement (the "Advisory Agreement"), and Infrastructure Leasing & Financial Services Limited serves as the Fund's Country Adviser under the terms of an advisory agreement (the "Country Advisory Agreement"). Pursuant to the Management Agreement, the Investment Manager will supervise the Fund's investment program, including advising and consulting with the Fund's Investment Adviser. Pursuant to the Advisory Agreement, the Investment Adviser will be responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, the Country Adviser will furnish advice and make recommendations to the Investment Adviser regarding the purchase, sale or holding of particular Indian securities, provide research and statistical data to the Fund and assist in the implementation and execution of investment decisions. For its services, the Investment Manager receives monthly fees at an annual rate of 1.10% of the Fund's average weekly net assets and the Investment Adviser and Country Adviser each receive from the Investment Manager monthly fees at an annual rate of 0.30% of the Fund's average weekly net assets. For the year ended December 31, 1995, fees paid to the Investment Manager amounted to $4,194,905.

     Oppenheimer serves as the Fund's Administrator (the "Administrator") pursuant to the terms of an Administration Agreement. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the year ended December 31, 1995, these fees amounted to $762,710. The Administrator subcontracts certain of these services to PFPC Inc. In addition, Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the year ended December 31, 1995, fees and expenses of the Mauritius Administrator amounted to $18,401.

     The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Investment Adviser, the Country Adviser or Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the

NOTES TO FINANCIAL STATEMENTS                               THE INDIA FUND, INC.
DECEMBER 31, 1995 (CONTINUED)

Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C:  PORTFOLIO ACTIVITY

     Purchases and sales of securities, other than short-term obligations, aggregated $82,030,520 and $82,178,061, respectively, for the year ended December 31, 1995.

     At December 31, 1995 the Fund owned securities valued at approximately $18,005,030 which were in the process of being registered in the name of the Fund. Significant delays are common in registering the transfer of securities in India, and such transfers can take a year or longer. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration process.

NOTE D:  FOREIGN INCOME TAX

     The Fund invests in India through a registered branch office established in Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for treaty purposes. A fund which is a tax resident in Mauritius under the treaty but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but is subject to a 15% withholding tax on dividends which has been provided for by the Fund. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%.

     In Mauritius, the Fund is liable for income tax under the current Mauritian legislation at the rate of 0%. However, the Fund may, in any year, elect to pay tax on its net investment income at any rate between 0% and 35%. For the year ended December 31, 1995, no provision for Mauritius taxes is considered necessary as a result of net investment losses incurred by the Fund.

     The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritius tax laws or in the tax treaty between India and Mauritius.

NOTE E:  TRANSACTIONS WITH AFFILIATES

     Oppenheimer, an affiliate of the Investment Manager, and Barclays de Zoete Wedd Limited ("BZW"), an affiliate of the Investment Adviser, participated in the underwriting group as underwriters in the Fund's initial offering of common stock. Oppenheimer and BZW informed the Fund that they each received $9,649,429 and $1,002,323, respectively, in underwriting fees for the sale of shares of the Fund during the period ended December 31, 1994.

NOTES TO FINANCIAL STATEMENTS                               THE INDIA FUND, INC.
DECEMBER 31, 1995 (CONTINUED)

NOTE F:  QUARTERLY RESULTS OF OPERATIONS: (UNAUDITED)

                                                                                   NET REALIZED &
                                                                                   UNREALIZED GAIN
                                                                                      (LOSS) ON              NET INCREASE
                                                                                INVESTMENTS, FOREIGN        (DECREASE) IN
                                                                                      CURRENCY                NET ASSETS
                                       INVESTMENT          NET INVESTMENT             & RELATED             RESULTING FROM
                                         INCOME                 LOSS                TRANSACTIONS              OPERATIONS
                                   ------------------    -------------------    ---------------------    --------------------
                                    TOTAL       PER       TOTAL        PER        TOTAL         PER        TOTAL        PER
                                    (000)      SHARE      (000)       SHARE       (000)        SHARE       (000)       SHARE
                                   -------    -------    --------    -------    ----------    -------    ----------    ------
March 31, 1994*.................    $1,329     $0.04      $   (76)    $(0.00)    $ (11,589)   $(0.34)     $ (11,665)   $(0.34)
June 30, 1994...................     1,683      0.05         (224)     (0.01)       19,340      0.57         19,116      0.56
September 30, 1994..............     3,824      0.11        1,210       0.03        29,076      0.86         30,286      0.89
December 31, 1994...............     1,304      0.04       (1,152)     (0.03)      (34,280)    (1.01)       (35,432)    (1.04)
                                    ------     -----      -------     ------     ---------    ------      ---------    ------
                                    $8,140     $0.24      $  (242)    $(0.01)    $   2,547    $ 0.08      $   2,305    $ 0.07
                                    ======     =====      =======     ======     =========    ======      =========    ======
March 31, 1995..................    $  246     $0.01      $(2,017)    $(0.06)    $ (57,421)   $(1.69)     $ (59,438)   $(1.74)
June 30, 1995...................       945      0.03       (1,223)     (0.04)      (42,561)    (1.25)       (43,784)    (1.29)
September 30, 1995..............     3,646      0.11        2,022       0.06       (25,645)    (0.75)       (23,623)    (0.70)
December 31, 1995...............     1,474      0.04         (220)     (0.01)      (42,236)    (1.24)       (42,456)    (1.25)
                                    ------     -----      -------     ------     ---------    ------      ---------    ------
                                    $6,311     $0.19      $(1,438)    $(0.05)    $(167,863)   $(4.93)     $(169,301)   $(4.98)
                                    ======     =====      =======     ======     =========    ======      =========    ======

---------------
* From commencement of operations on February 23, 1994

NOTE G:  OTHER

     At December 31, 1995, substantially all of the Fund's net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the major securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
and Shareholders of
The India Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period February 23, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 21, 1996

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The following disclosure is provided to comply with certain rules of the Securities and Exchange Commission:

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by The Bank of New York (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by The Bank of New York, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15. Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.

        THE INDIA FUND, INC.

        INVESTMENT MANAGER:
      ADVANTAGE ADVISERS, INC.

        INVESTMENT ADVISER:                                        [L O G O]
   BZW INVESTMENT MANAGEMENT INC.

          COUNTRY ADVISER:
      INFRASTRUCTURE LEASING &                          THE INDIA FUND, INC.
     FINANCIAL SERVICES LIMITED
                                                               Annual Report
           ADMINISTRATOR:                                  December 31, 1995
      OPPENHEIMER & CO., INC.

         SUB-ADMINISTRATOR:
             PFPC INC.

          TRANSFER AGENT:
        THE BANK OF NEW YORK

             CUSTODIAN:
        THE BANK OF NEW YORK


                                               ADVANTAGE ADVISERS, INC.